Exhibit 10.2

EXECUTION VERSION

AMENDMENT NO. 2 TO THE

CREDIT AGREEMENT

Dated as of March 15, 2010

AMENDMENT NO. 2 TO THE CREDIT AGREEMENT (this “Amendment”)among Allure of the Seas Inc., a Liberian corporation (the “Borrower”), Royal Caribbean Cruises Ltd., a Liberian corporation (the “Guarantor” and, together with the Borrower, the “Loan Parties”), the various financial institutions as are parties to the Credit Agreement referred to below (collectively, the “Lenders”), and Skandinaviska Enskilda Banken AB (publ), as administrative agent (in such capacity, the “Administrative Agent”) for the Lenders.

PRELIMINARY STATEMENTS:

(1)       The Loan Parties, the Lenders and the Administrative Agent have entered into a Credit Agreement, dated as of March 15, 2010 as amended by Amendment No. 1 to the Credit Agreement, dated as of March 15, 2010 (the “Credit Agreement”). Capitalized terms not otherwise defined in this Amendment have the same meanings as specified in the Credit Agreement.

(2)      The Loan Parties have requested and the Required Lenders have agreed that the Credit Agreement be amended, upon the terms and subject to the conditions set forth herein, and Finnvera has consented to such amendment.

NOW THEREFORE, in consideration of the premises and the mutual agreements contained herein, and for other valuable consideration the receipt of which is hereby acknowledged, the parties hereto hereby agree as follows:

SECTION 1. Amendment. Effective as of the date hereof and subject to the satisfaction of the conditions precedent set forth in Section 2 hereof:

(a)       The defined term “Existing Debt” set forth in Section 1.1 of the Credit Agreement is hereby amended in its entirety to read as follows:

“Existing Debt” means the obligations of the Guarantor or its Subsidiaries in connection with (i) the Bareboat Charterparty with respect to the vessel BRILLIANCE OF THE SEAS dated July 5, 2002 between Halifax Leasing (September) Limited and RCL (UK) LTD, (ii) that certain Hull No. S-675 Credit Agreement dated as of August 7, 2008 among Celebrity Solstice Inc., the lenders from time to time party thereto and KfW IPEX-Bank GmbH (“KfW”), as Hermes agent and administrative agent, (iii) that certain Hull No. S-676 Credit Agreement dated as of April 15, 2009 among Celebrity Equinox Inc., the lenders from time to time party thereto and KfW, as Hermes agent and administrative agent and (iv) that certain credit agreement dated as of May 7, 2009 as amended and restated as of October 9, 2009 among Oasis of the Seas Inc., the Guarantor, the lenders from time to time party thereto and BNP Paribas, as administrative agent, and the replacement, extension, renewal or amendment of the foregoing without increase in the amount or change in any direct or contingent obligor of such obligations.

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(b)       Section 7.2.2.A(c) is hereby amended by replacing the words “initial Closing Date” set forth in the second line thereof with the words “Effective Date”.

SECTION 2. Conditions to Effectiveness. This Amendment shall become effective on and as of the date first above written when, and only when, (i) Finnvera has consented to this Amendment and delivered a duly authorized and executed signature page to the Administrative Agent or its counsel evidencing such consent and (ii) the Loan Parties and the Required Lenders have delivered a duly authorized and executed signature page to this Amendment to the Administrative Agent or its counsel.

SECTION 3. Reference to and Effect on the Loan Documents. (a) On and after the effectiveness of this Amendment, each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof” or words of like import referring to the Credit Agreement, and each reference in the Notes, the Pledge Agreement and the Finnvera Guarantee to “the Credit Agreement”, “thereunder”, “thereof” or words of like import referring to the Credit Agreement, shall mean and be a reference to the Credit Agreement as amended by this Amendment.

(b)       The Credit Agreement and the Finnvera Guarantee, as specifically amended by this Amendment, are and shall continue to be in full force and effect and are hereby in all respects ratified and confirmed.

(c)       The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of any Lender, Finnvera or the Administrative Agent under the Credit Agreement or the Finnvera Guarantee or constitute a waiver of any provision of the Credit Agreement or the Finnvera Guarantee.

SECTION 4. Costs and Expenses. The Borrower agrees to pay on demand all reasonable costs and expenses of the Administrative Agent, the Lenders and Finnvera in connection with the preparation, execution, delivery and administration, modification and amendment of this Amendment (including, without limitation, the reasonable fees and expenses of counsel for the Administrative Agent) in accordance with the terms of Section 12.3 of the Credit Agreement.

SECTION 5. Execution in Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute but one and the same agreement. Delivery of an executed counterpart of a signature page to this Amendment by telecopier shall be effective as delivery of a manually executed counterpart of this Amendment.

SECTION 6. GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized, as of the date first above written.

ALLURE OF THE SEAS INC., as Borrower

By:	/s/ Antje M. Gibson
Title:	Vice President and Treasurer

ROYAL CARIBBEAN CRUISES LTD., as Guarantor

By:	/s/ Antje M. Gibson
Title:	Vice President and Treasurer

NYDOCS02/913203	RCCL ALLURE CREDIT AGREEMENT AMENDMENT NO. 2

SKANDINAVISKA ENSKILDA BANKEN AB (publ), as Administrative Agent

By:	/s/ Scott Lewallen

Title:   Head of Shipping Finance

By:	/s/ Malcolm Stonehouse

Title:   Account Manager

NYDOCS02/913203	RCCL ALLURE CREDIT AGREEMENT AMENDMENT NO. 2

FORTIS BANK SA/NV, as Lender

By:	/s/ Bruno Cloquet

Title:   Head of Export Finance Europe

By:	/s/ Thierry Josz

Title:   Head of Export Finance Brussels

NYDOCS02/913203	RCCL ALLURE CREDIT AGREEMENT AMENDMENT NO. 2

NORDEA BANK FINLAND, NEW YORK BRANCH, as Lender

By:	/s/ Colleen Durkin

Title:    First Vice President

By:	/s/ Martin Lunder

Title:    Senior Vice President

NYDOCS02/913203	RCCL ALLURE CREDIT AGREEMENT AMENDMENT NO. 2

SKANDINAVISKA ENSKILDA BANKEN AB (PUBL), as Lender

By:	/s/ Simon Wakefield

Title:    Global Head of Acquisition Finance

By:	/s/ Malcolm Stonehouse

Title:   Account Manager

NYDOCS02/913203	RCCL ALLURE CREDIT AGREEMENT AMENDMENT NO. 2

CITIBANK EUROPE PLC, as Lender

By:	/s/ Chris Perrins

Title:    Vice President

Citibank Europe plc

1 North Wall Quay

Dublin 1

Ireland

NYDOCS02/913203	RCCL ALLURE CREDIT AGREEMENT AMENDMENT NO. 2

Referring to Clause 4.10 of the General Conditions for Buyer Credit Guarantees, dated 1 March 2004 (the “General Conditions”), applicable to the Finnvera Guarantee, Finnvera hereby, without prejudice to Clause 4.2 of the General Conditions, gives its consent to this Amendment to the Credit Agreement.

FINNVERA PLC

By:	/s/ Tiina Tuominen

Title:    Senior Legal Counsel

By:	/s/ Anita Muona

Title:    Head of Legal Services

NYDOCS02/913203	RCCL ALLURE CREDIT AGREEMENT AMENDMENT NO. 2